Exhibit 10.2

FIFTH AMENDMENT TO credit agreement
AND OTHER LOAN DOCUMENTS
THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) made as of the 13th day of May, 2014, by and among DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (“Borrower”), DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain Credit Agreement dated as of May 6, 2010, as amended by that certain First Amendment to Credit Agreement dated as of February 4, 2011, that certain Second Amendment to Credit Agreement and other Loan Documents, dated as of March 21, 2012, that certain Third Amendment to Credit Agreement, dated as of April 9, 2013, and that certain Fourth Amendment to Credit Agreement and Other Loan Documents, dated as of June 11, 2013 (as amended, the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.Modifications of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a)By deleting in their entirety the definitions of “Applicable Margin”, “Commitment Increase”, “Maturity Date”, “Revolving Credit Loan or Loans”, “Subsidiary Guarantors” and “Total Commitment” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following:

“Applicable Margin. (a) On any date, the Applicable Margin for LIBOR Rate Loans and Base Rate Loans shall be a percentage per annum as set forth below based on the ratio of the Consolidated Total Indebtedness to the Borrower’s Gross Asset Value:

Pricing Level	Ratio	LIBOR Rate Loans	Base Rate Loans
Pricing Level 1	Less than or equal to 35%	1.55%	0.55%
Pricing Level 2	Greater than 35% but less than or equal to 40%	1.65%	0.65%
Pricing Level 3	Greater than 40% but less than or equal to 45%	1.80%	0.80%
Pricing Level 4	Greater than 45% but less than or equal to 52.5%	1.95%	0.95%
Pricing Level 5	Greater than 52.5%	2.15%	1.15%

The initial Applicable Margin as of May 13, 2014 shall be at Pricing Level 1. At such time as this subparagraph (a) is applicable, the Applicable Margin for each Base Rate Loan shall be determined by reference to the ratio of Consolidated Total Indebtedness to Gross Asset Value in effect from time to time, and the Applicable Margin for any Interest Period for all LIBOR Rate Loans comprising part of the same borrowing shall be determined by reference to the ratio of Consolidated Total Indebtedness to Gross Asset Value in effect on the first (1st) day of such Interest Period. The Applicable Margin shall not be adjusted based upon such ratio, if at all, until the first (1st) day of the first (1st) month following the delivery by REIT to the Agent of the Compliance Certificate after the end of a calendar quarter. In the event that REIT shall fail to deliver to the Agent a quarterly Compliance Certificate on or before the date required by §7.4(c), then without limiting any other rights of the Agent and the Lenders under this Agreement, the Applicable Margin for Loans shall be at Pricing Level 5 until such failure is cured within any applicable cure period, or waived in writing by the Required Lenders in which event the Applicable Margin shall adjust, if necessary, on the first (1st) day of the first (1st) month following receipt of such Compliance Certificate.
(b)    From and after the date that Agent first receives written notice from REIT or Borrower that Borrower has first obtained an Investment Grade Rating and the Borrower delivers a written notice to Agent irrevocably electing to have the Applicable Margin determined pursuant to this subparagraph (b), the Applicable Margin shall mean, as of any date of determination, a percentage per annum determined by reference to the Credit Rating Level as set forth below:

Pricing Level	Credit Rating Level	Applicable Margin for LIBOR Rate Loans	Applicable Margin for Base Rate Loans
I	Credit Rating Level 1	0.875%	0.00%
II	Credit Rating Level 2	0.925%	0.00%
III	Credit Rating Level 3	1.05%	0.05%
IV	Credit Rating Level 4	1.30%	0.30%
V	Credit Rating Level 5	1.70%	0.70%

At such time as this subparagraph (b) is applicable, the Applicable Margin for each Base Rate Loan shall be determined by reference to the Credit Rating Level in effect from time to time, and the Applicable Margin for any Interest Period for all LIBOR Rate Loans comprising part of the same borrowing shall be determined by reference to the Credit Rating Level in effect on the first day of such Interest Period; provided, however that no change in the Applicable Margin resulting from the application of the Credit Rating Levels or a change in the Credit Rating Level shall be effective until three (3) Business Days after the date on which the Agent receives written notice of the application of the Credit Rating Levels and Borrower’s irrevocable election to have the Applicable Margin determined pursuant to this subparagraph (b) or a change in such Credit Rating Level. From and after the first date that the Applicable Margin is based on Borrower’s Investment Grade Rating pursuant to this subparagraph (b), the Applicable Margin shall no longer be calculated by reference to the ratio of Consolidated Total Indebtedness to Gross Asset Value (provided that any accrued interest payable at the Applicable Margin determined by reference to the ratio of Consolidated Total Indebtedness to Gross Asset Value prior to such date shall be payable as provided in §2.6).

Commitment Increase. An increase in the Total Commitment to not more than $800,000,000.00 pursuant to §2.11.

Maturity Date. May 13, 2018, as such date may be extended as provided in §2.12, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.
Revolving Credit Loan or Loans. An individual Revolving Credit Loan or the aggregate Revolving Credit Loans, as the case may be, in the maximum principal amount of $560,000,000.00 (subject to increase as provided in §2.11) to be made by the Lenders hereunder as more particularly described in §2. Without limiting the foregoing, Revolving Credit Loans shall also include Revolving Credit Loans made pursuant to §2.10(f).
Subsidiary Guarantors. Grizzly Ventures LLC, Grizzly Equity LLC, Tarantula Ventures LLC, Tarantula Interests LLC, Xeres Interests LLC, Xeres Management LLC, Xeres Ventures LLC, Whale Ventures LLC, Whale Interests LLC, Whale Holdings LLC, Rhino Equity LLC, Lemur Properties LLC, Porpoise Ventures LLC, Fox Properties LLC, Yak Interests LLC and Yak Management LLC, each a Delaware limited liability company, and any Additional Subsidiary Guarantor.
Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time. As of May 13, 2014, the Total Commitment is Five Hundred Sixty Million and No/100 Dollars ($560,000,000.00). The Total Commitment may increase in accordance with §2.11.”
(b)By deleting the words “Xeres Ventures LLC,”, appearing in the eighth (8th) line of the definition of “Material Subsidiary”, appearing in §1.1 of the Credit Agreement;

(c)By deleting in its entirety §2.3 of the Credit Agreement, and inserting in lieu thereof the following:

“§2.3    Unused Fee; Facility Fee.
(a)    The Borrower agrees to pay to the Agent for the account of the Lenders that are Non-Defaulting Lenders in accordance with their respective Commitment Percentages an unused fee (the “Unused Fee”) calculated at the rate per annum as set forth below on the average daily amount by which the Total Commitment exceeds the outstanding principal amount of Revolving Credit Loans, Swing Loans and the face amount of Letters of Credit Outstanding during each calendar quarter or portion thereof commencing on the date hereof and ending on the Maturity Date, subject to §2.3(b). The Unused Fee shall be calculated for each day based on the ratio (expressed as a percentage) of (a) the average daily amount of the outstanding principal amount of the Revolving Credit Loans and Swing Loans and the face amount of Letters of Credit Outstanding during such quarter to (b) the Total Commitment, and if such ratio is less than fifty percent (50%), the Unused Fee shall be payable at the rate of 0.25%, and if such ratio is equal to or greater than fifty percent (50%), the Unused Fee shall be payable at the rate of 0.15%. The Unused Fee shall be payable quarterly in arrears on the first (1st) day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, and on any earlier date on which the Commitments shall be reduced or shall terminate as provided in §2.4, with a final payment on the Maturity Date.
(b)    From and after the date that Agent receives written notice that Borrower has first obtained an Investment Grade Rating and that Borrower has irrevocably elected to have the Applicable Margin determined pursuant to subparagraph (b) of the definition of Applicable Margin, the Unused Fee shall no longer accrue (but any accrued Unused Fee shall be payable as provided in §2.3(a)), and from and thereafter, the Borrower agrees to pay to the Agent for the account of the Lenders that are Non-Defaulting Lenders in accordance with their respective Commitment Percentages a facility fee (the “Facility Fee”) calculated at the rate per annum set forth below based upon the applicable Credit Rating Level on the Total Commitment:

Credit Rating Level	Facility Fee Rate
Credit Rating Level 1	0.125%
Credit Rating Level 2	0.15%
Credit Rating Level 3	0.20%
Credit Rating Level 4	0.25%
Credit Rating Level 5	0.30%

The Facility Fee shall be calculated for each day and shall be payable quarterly in arrears on the first (1st) day of each fiscal quarter for the immediately preceding fiscal quarter or portion thereof, and on any earlier date on which the Commitments shall be reduced or shall terminate as provided in §2.4, with a final payment on the Maturity Date. The Facility Fee shall be determined by reference to the Credit Rating Level in effect from time to time; provided, however, that no change in the Facility Fee rate resulting from a change in the Credit Rating Level shall be effective until three (3) Business Days after the date on which the Agent receives written notice of a change.”

(d)By deleting in its entirety the first sentence of §2.11(a) of the Credit Agreement, and inserting in lieu thereof the following:

“Provided that no Default or Event of Default has occurred and is continuing, subject to the terms and conditions set forth in this §2.11, the Borrower shall have the option (but subject to Agent’s prior written consent in each instance, which consent shall not be unreasonably withheld) at any time and from time to time before the date which is ninety (90) days prior to the Maturity Date to request an increase in the Total Commitment to not more than $800,000,000.00 by giving written notice to the Agent (an “Increase Notice”; and the amount of such requested increase is the “Commitment Increase”), provided that any such individual increase must be in a minimum amount of $5,000,000.00.”
(e)By deleting the date “March 21, 2017” appearing in the second (2nd) line of §2.12 of the Credit Agreement, and inserting in lieu thereof the date “May 13, 2019”;

(f)By deleting the words and numbers “twenty-five (25)” appearing in the third (3rd) line of §2.12(b) of the Credit Agreement, and inserting in lieu thereof the words and numbers “fifteen (15)”;

(g)By deleting the date “January 26, 2012” appearing in the third (3rd) line of §4.2 of the Credit Agreement, and inserting in lieu thereof the date “March 24, 2014”;

(h)By deleting §14.13 of the Credit Agreement in its entirety, and inserting in lieu thereof the following:

“§14.13	Approvals.
(a)    If consent is required for some action under this Agreement, or except as otherwise provided herein an approval of the Required Lenders is required or permitted under this Agreement, each Lender agrees to give the Agent, within ten (10) days of receipt of the written request for action together with all reasonably requested information related thereto requested by such Lender (or such lesser period of time required by the terms of the Loan Documents), notice in writing of approval or disapproval (collectively “Directions”) in respect of any action requested or proposed in writing pursuant to the terms hereof. To the extent that any Lender does not approve any recommendation of Agent, such Lender shall in such notice to Agent describe the actions that would be acceptable to such Lender. If the Agent submits to the Lenders a written request for consent with respect to this Agreement and any Lender fails to provide Directions within ten (10) days after such Lender receives from the Agent such initial request for Directions together with all reasonably requested information related thereto, then Agent shall make a second request for approval, which approval shall include the following in all capital, bolded, block letters on the first page thereof:
“THE FOLLOWING REQUEST REQUIRES A RESPONSE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT. FAILURE TO DO SO WILL BE DEEMED AN APPROVAL OF THE REQUEST.”
If the Agent submits to such Lender a second written request to approve or disapprove such action, and a Lender fails to provide Directions within five (5) Business Days after the Lender receives from the Agent such second request, then any Lender’s failure to respond to a request for Directions within the required time period shall be deemed to constitute a Direction to take such requested action.
(b)    In the event that any recommendation is not approved by the Required Lenders and a subsequent approval on the same subject matter is requested by Agent (a “Subsequent Approval Request”), then for the purposes of this paragraph each Lender shall be required to respond to a Subsequent Approval Request within five (5) Business Days of receipt of such request.
If the Agent submits to the Lenders a Subsequent Approval Request and any Lender fails to provide Directions within five (5) Business Days after such Lender receives from the Agent the Subsequent Approval Request, then Agent shall make a second request for approval, which approval shall include the following in all capital, bolded, block letters on the first page thereof:
“THE FOLLOWING REQUEST REQUIRES A RESPONSE WITHIN FIVE (5) BUSINESS DAYS OF RECEIPT. FAILURE TO DO SO WILL BE DEEMED AN APPROVAL OF THE REQUEST.”
If the Agent submits to such Lender a second written request to approve or disapprove the Subsequent Approval Request, and the Lender fails to approve or disapprove such Subsequent Approval Request within five (5) Business Days after the Lender receives from the Agent such second request, then any Lender’s failure to respond to a request for Directions within the required time period shall be deemed to constitute a Direction to take such requested action.
(c)    Each request by Agent for a Direction shall include Agent’s recommended course of action or determination. Notices given by Agent pursuant to this §14.13 may be given through the use of Intralinks, Syndtrak or another electronic information dissemination system. Agent and each Lender shall be entitled to assume that any officer of the other Lenders delivering any notice, consent, certificate or other writing is authorized to give such notice, consent, certificate or other writing unless Agent and such other Lenders have otherwise been notified in writing. Notwithstanding anything in this §14.13 to the contrary, any matter requiring all Lenders’ or each affected Lender’s approval or consent shall not be deemed given by a Lender as a result of such Lender’s failure to respond to any approval or consent request within any applicable reply period. Notwithstanding anything to the contrary set forth in this §14.13, the Agent, at the direction of the Required Lenders, or the Required Lenders, may at any time take any action that is permitted hereunder to be taken by the Required Lenders.”
(i)By deleting in its entirety the last sentence of §18.4 of the Credit Agreement, and by inserting in lieu thereof the following:

“Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Documents) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.”
(j)By deleting the words “Notwithstanding the foregoing, none of the following may occur without the written consent of each Lender” appearing in the second (2nd) sentence of §27 of the Credit Agreement, and by inserting in lieu thereof the words “Notwithstanding the foregoing, none of the following may occur without the written consent of each Lender directly affected thereby”; and

(k)By deleting in its entirety Schedule 1.1 of the Credit Agreement and inserting in lieu thereof Schedule 1.1 attached to this Amendment.

3.Amendment to Guaranty. Guarantors, the Lenders and the Agent do hereby modify and amend the Guaranty by deleting in its entirety Recital A appearing on page 1 of the Guaranty, and inserting in lieu thereof the following:

“A.    On or about the date hereof, DuPont Fabros Technology, L.P., a Maryland limited partnership (“Borrower”), Agent and the Lenders entered into that certain Credit Agreement (as amended, the “Credit Agreement”) whereby the Lenders agreed to make a revolving credit loan (the “Loan”) available to Borrower in the maximum aggregate amount at any time outstanding not to exceed the sum of Five Hundred Sixty Million and no/100 Dollars ($560,000,000.00), increasable to Eight Hundred Million and no/100 Dollars ($800,000,000.00). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.”
4.Commitments.

(a)Borrower and Guarantors hereby acknowledge and agree that as of the effective date of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Lender's Commitment shall be the amount set forth on Schedule 1.1 attached hereto. In connection with the increase of the Total Commitment pursuant to this Amendment, each of Regions Bank, Deutsche Bank AG, New York Branch, and Synovus Bank (each individually a “New Lender” and collectively, the “New Lenders”) shall be issued a Revolving Credit Note in the principal face amount of its Commitment, which will be a "Revolving Credit Note" under the Credit Agreement, and each New Lender shall be a Lender under the Credit Agreement. Each of the Lenders that is a party to the Credit Agreement prior to the effectiveness of this Amendment that is increasing its Commitment (the “Increasing Existing Lenders”) shall receive a Revolving Credit Note based on its Commitment as set forth on Schedule 1.1 hereto, which Revolving Credit Note shall be replacements for such Lender’s existing Revolving Credit Note and shall not be a novation or satisfaction of such indebtedness.

(b)By its signature below, each New Lender, subject to the terms and conditions hereof, hereby agrees to perform all obligations with respect to its respective Commitment as if such New Lender were an original Lender under and signatory to the Credit Agreement having a Commitment, as set forth above, equal to its respective Commitment, which obligations shall include, but shall not be limited to, the obligation to make Revolving Credit Loans to the Borrower with respect to its Commitment as required under §2.1 of the Credit Agreement, the obligation to pay amounts due in respect of Swing Loans as set forth in §2.5 of the Credit Agreement, the obligation to pay amounts due in respect of draws under Letters of Credit as required under §2.10 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein. Each New Lender makes and confirms to the Agent and the other Lenders all of the representations, warranties and covenants of a Lender under Section 14 of the Credit Agreement. Further, each New Lender acknowledges that it has, independently and without reliance upon the Agent, Arranger or on any affiliate or subsidiary thereof or any other Lender and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. Except as expressly provided in the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide any New Lender with any credit or other information with respect to the Borrower or Guarantors or to notify any New Lender of any Default or Event of Default. No New Lender has relied on the Agent, Arranger of any Lender as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder. Each New Lender (i) represents and warrants as to itself that it is legally authorized to, and has full power and authority to, enter into this agreement and perform its obligations under this agreement; (2) confirms that it has received copies of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this agreement; (3) agrees that it has and will, independently and without reliance upon any Lender or the Agent and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in evaluating the Revolving Credit Loans, the Loan Documents, the creditworthiness of the Borrower and the Guarantors and the value of the assets of the Borrower and the Guarantors, and taking or not taking action under the Loan Documents; (4) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; and (5) agrees that, by this agreement, it has become a party to and will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. Each New Lender acknowledges and confirms that its address for notices and Lending Office for Revolving Credit Loans are as set forth on the signature pages hereto.

(c)By its signature below, each Increasing Existing Lender hereby agrees to perform all obligations with respect to its respective Commitment as set forth in this Amendment, which obligations shall include, but shall not be limited to, the obligation to make Revolving Credit Loans to the Borrower with respect to its Revolving Credit Commitment as required under §2.1 of the Credit Agreement, the obligation to pay amounts due in respect of Swing Loans as set forth in §2.5 of the Credit Agreement, the obligation to pay amounts due in respect of draws under Letters of Credit as required under §2.10 of the Credit Agreement, and in any case the obligation to indemnify the Agent as provided therein.

(d)On the effective date of this Amendment, Barclays Bank, Bank of America, N.A., City of New York Group Trust The Comptroller of the City of New York, DNSMORE LLC, GENDOS, LLC, GENUNO LLC, GENTRACE LLC, NZC Guggenheim Master Fund Limited, Silver Rock Financial LLC, Wellwater LLC, Western Regional Insurance Company, Inc. and Willshire Institutional Master Fund SPC Guggenheim Alpha Segregated Part (collectively, the “Exiting Lenders”) shall all cease to be Lenders under, or a party to, the Loan Documents. Contemporaneously with the effectiveness of this Amendment, the Borrower shall pay to the Exiting Lenders all amounts due to the Exiting Lenders under the Loan Documents, and the Agent and the Lenders hereby consent to such payments.

(e)On the effective date of this Amendment, (i) the outstanding principal balance of the Revolving Credit Loans prior to the effectiveness of this Amendment shall be reallocated among the Lenders such that the outstanding principal amount of Revolving Credit Loans owed to each Lender shall be equal to such Lender’s Commitment (as in effect after the effectiveness of this Amendment), and (ii) those Revolving Credit Lenders whose Commitment is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Lenders whose Commitment is decreasing or is unchanged as necessary to accomplish the required reallocation of the outstanding Revolving Credit Loans.

5.References to Credit Agreement and Guaranty. All references in the Loan Documents to the Credit Agreement or Guaranty shall be deemed a reference to the Credit Agreement or Guaranty as modified and amended herein.

6.Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

7.Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)Authorization. The execution, delivery and performance of this Amendment and the other documents executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties or to which any of the Borrower or Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors.

(b)Enforceability. This Amendment and the other documents executed in connection herewith are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)Approvals. The execution, delivery and performance of this Amendment and the other documents executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and any disclosure filings with the SEC as may be required with respect to this Amendment.

(d)Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower and Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

8.No Default. By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

9.Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

10.Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and Guaranty remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Guarantors hereby consent to the terms of this Amendment. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

11.Effective Date. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:

(a)A counterpart of this Amendment duly executed by the Borrower, Guarantors, all of the Lenders and Agent;

(b)An opinion of counsel to the Borrower and the Guarantors addressed to the Agent and the Lenders covering such matters as the Agent may reasonably request;

(c)A Revolving Credit Note duly executed by the Borrower in favor of each Increasing Existing Lender increasing its respective Credit Commitment pursuant to this Amendment and each New Lender in the amount set forth next to such Lender's name on Schedule 1.1 attached hereto;

(d)Evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment; and

(e)Such other certificates, documents, instruments and agreements as the Agent may reasonably request.

The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 15 of the Credit Agreement. All interest and fees accrued prior to the effectiveness of this Amendment under provisions of the Credit Agreement modified by this Amendment shall remain payable at the due dates set forth in the Credit Agreement.
12.Amendment as Loan Document. This Amendment shall constitute a Loan Document.

13.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

14.Co-Syndication Agent. From and after the effectiveness of this Amendment, SunTrust Bank shall be a Co-Syndication Agent.

15.MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership

By:	DuPont Fabros Technology, Inc., a Maryland corporation, its sole General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
REIT:
DuPont Fabros Technology, Inc.,
a Maryland corporation, as Guarantor

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
SUBSIDIARY GUARANTORS:
GRIZZLY EQUITY LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

GRIZZLY VENTURES LLC,
a Delaware limited liability company
By:     Grizzly Equity LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
LEMUR PROPERTIES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

PORPOISE VENTURES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
RHINO EQUITY LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

TARANTULA INTERESTS LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
TARANTULA VENTURES LLC,
a Delaware limited liability company
By:     Tarantula Interests, LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

WHALE HOLDINGS LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
WHALE INTERESTS LLC,
a Delaware limited liability company
By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

WHALE VENTURES LLC,
a Delaware limited liability company
By:    Whale Interests LLC,
a Delaware limited liability company,
its Managing Member
By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
YAK MANAGEMENT LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

YAK INTERESTS LLC,
a Delaware limited liability company
By:     Yak Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
XERES MANAGEMENT LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

XERES INTERESTS LLC,
a Delaware limited liability company
By:    Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary
XERES VENTURES LLC,
a Delaware limited liability company
By:    Xeres Interests LLC,
a Delaware limited liability company,
its Managing Member
By:     Xeres Management LLC,
a Delaware limited liability company,
its Managing Member
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner
By:    /s/ Richard A. Montfort, Jr.
Name:    Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

FOX PROPERTIES LLC,
a Delaware limited liability company
By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member
By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By:	/s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

LENDERS:
KEYBANK NATIONAL ASSOCIATION
individually and as Agent
By:    /s/ Jason R. Weaver
Name:    Jason R. Weaver
Title:    Senior Vice President

RAYMOND JAMES BANK, N.A.
By:    /s/ James M. Armstrong
Name:    James M. Armstrong
Title:    Senior Vice President

RBS CITIZENS, N.A.
By:    /s/ David R. Jablonowski
Name:    David R. Jablonowski
Title:    Senior Vice President

ROYAL BANK OF CANADA
By:    /s/ Brian Gross
Name:    Brian Gross
Title:    Authorized Signatory

STIFEL BANK & TRUST
By:    /s/ John H. Phillips
Name:    John H. Phillips
Title:    Executive Vice President

GOLDMAN SACHS BANK USA
By:    /s/ Mark Walton
Name:    Mark Walton
Title:    Authorized Signatory

TD BANK, N.A.
By:    /s/ Michael J. Pappas
Name:    Michael J. Pappas
Title:    Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:    /s/ Mikhail Faybusovich        /s/ Tyler R. Smith
Name:    Mikhail Faybusovich        Tyler R. Smith
Title:    Authorized Signatory        Authorized Signatory

SUNTRUST BANK
By:    /s/ Nancy B. Richards
Name:    Nancy B. Richards
Title:    Senior Vice President

REGIONS BANK
By:    /s/ Kerri L. Raines
Name:    Kerri L. Raines
Title:    Vice President
Address:
Regions Bank
6805 Morrison Blvd.
Suite 210
Charlotte, NC 28211
Attn: Kerri Raines

DEUTSCHE BANK AG, NEW YORK BRANCH
By:    /s/ James Rolison
Name:    James Rolison
Title:    Managing Director
By:    /s/ Joanna Soliman
Name:    Joanna Soliman
Title:    Vice President
Address:
Deutsche Bank AG, New York Branch
60 Wall Street
10th Floor
New York, NY 10005-2836
Attn: Joanna Soliman

SYNOVUS BANK
By:    /s/ David W. Bowman
Name:    David W. Bowman
Title:    Senior Vice President
Address:
Synovus Bank
800 Shades Creek Parkway
Birmingham, Alabama 35209
Attn: David Bowman

SCHEDULE 1.1
LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage*
KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Jason Weaver Telephone: (216) 689-7984 Facsimile: (216) 689-4997	$85,000,000.00	15.178571429%
LIBOR Lending Office Same as Above
Goldman Sachs Bank USA c/o Goldman, Sachs & Co. 30 Hudson Street, 5th Floor Jersey City, New Jersey 07302 Attention: Michelle Latzoni Telephone: (212) 934-3921 Facsimile: (917) 977-3966	$75,000,000.00	13.392857143%
LIBOR Lending Office Same as Above
Raymond James Bank, N.A. 710 Carillon Parkway St. Petersburg, Florida 33716 Attention: James M. Armstrong Telephone: (727) 567-7919 Facsimile: (866) 205-1396	$45,000,000.00	8.035714286%
LIBOR Lending Office Same as Above
Royal Bank of Canada Three World Financial Center 200 Vesey Street, 12th Floor New York, New York 10281-8098 Attention: Dan LePage Telephone: (212) 428-6605 Facsimile: (212) 428-6459	$55,000,000.00	9.821428571%
LIBOR Lending Office Same as Above
TD Bank, N.A. 200 State Street, 8th Floor Boston, Massachusetts 02019 Attention: Michael Pappas Telephone: (617) 737-3678 Facsimile: (617) 737-0238	$40,000,000.00	7.142857143%
LIBOR Lending Office Same as Above
SunTrust Bank 8330 Boone Blvd., Suite 800 Vienna, Virginia 22182 Attention: Nancy B. Richards Telephone: (703) 442-1557 Facsimile: (703) 442-1570	$70,000,000.00	12.500000000%
LIBOR Lending Office Same as Above

RBS Citizens, N.A. 1215 Superior Avenue, 6th Floor Cleveland, Ohio 44114 Attention: Samuel A. Bluso Telephone: (216) 277-0388 Facsimile: (216) 277-7577	$55,000,000.00	9.821428571%
LIBOR Lending Office Same as Above
Credit Suisse AG, Cayman Islands Branch Eleven Madison Avenue New York, New York 10010 Attention: Mikhail Faybusovich Telephone: (212) 325-5714 Facsimile: (646) 935-8518	$30,000,000.00	5.357142857%
LIBOR Lending Office Same as Above
Stifel Bank & Trust 501 N. Broadway St. Louis, Missouri 63102 Attention: Gregory J. Muck Telephone: (314) 342-7456 Facsimile: (866) 508-4416	$15,000,000.00	2.678571429%
LIBOR Lending Office Same as Above
Regions Bank 1900 Fifth Avenue North, Suite 210 Birmingham, Alabama 35203 Attention: Kerri Raines Telephone: (704) 362-3564 Facsimile: (704) 362-3594	$50,000,000.00	8.928571429%
LIBOR Lending Office Same as Above
Deutsche Bank AG, New York Branch 60 Wall Street, 10th Floor New York, NY 10005-2836 Attention: Joanna Soliman Telephone: (212) 250-5345 Facsimile: (212) 797-8988	$25,000,000.00	4.464285714%
LIBOR Lending Office Same as Above
Synovus Bank 800 Shades Creek Parkway Birmingham, Alabama 35209 Attention: David Bowman Telephone: (205) 803-4591 Facsimile: (___) ___-____	$15,000,000.00	2.678571429%
LIBOR Lending Office Same as Above
TOTAL	$560,000,000.00	100.00%*

*Percentages may not add up to 100% due to rounding